Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Onex Falcon Direct Lending BDC Fund (the “Company”), does hereby certify that to the undersigned’s knowledge:

1.
the Company’s Form 10-K for the year ended December 31, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.
the information contained in the Company’s Form 10-K for the year ended December 31, 2022 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 16, 2023

By:	/s/ Edward U. Gilpin
Edward U. Gilpin
Chief Financial Officer